UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2024

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	001-41550	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14025 Riveredge Drive, Suite 300
Tampa, Florida 33637
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

TABLE OF CONTENTS

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition
On April 29, 2024 Crown Holdings, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2024. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following is furnished as an exhibit to this report.
99     Press release, dated April 29, 2024, issued by Crown Holdings, Inc.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Christy L. Kalaus
Vice President and Corporate Controller

Dated: April 29, 2024

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